UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) APRIL 21, 2003

NOVOSTE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-20727	59-2787476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

3890 Steve Reynolds Blvd., Norcross, GA 30093

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 717-0904

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 12:

Exhibit 99: Earnings Release of Novoste Corporation dated April 21, 2003

ITEM 9.    REGULATION FD DISCLOSURE

On April 21, 2003, Novoste Corporation issued a press release announcing the company’s earnings for the quarter ended March 31, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NOVOSTE CORPORATION (Registrant)

Date: April 21, 2003	By:	/s/ EDWIN B. CORDELL, JR.
Edwin B. Cordell, Jr. Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99	Earnings Release of Novoste Corporation dated April 21, 2003